Exhibit 99.2

Union Pacific Names Jim Vena Chief Operating Officer

FOR IMMEDIATE RELEASE

Omaha, Neb., Jan. 7, 2019 – Union Pacific today named Jim Vena chief operating officer, effective Jan. 14. He served as executive vice president and chief operating officer at Canadian National (CN) until retiring in June 2016 after a 40-year CN career.

Vena, 60, will lead all aspects of Union Pacific’s operations, including Unified Plan 2020 implementation, the company’s new operating plan that launched in October 2018. He will report to Lance Fritz, Union Pacific chairman, president and chief executive officer.

“Unified Plan 2020 combines precision scheduled railroading principles with our own UP Way tools and best practices,” Fritz said. “We have been making excellent strides rolling out Unified Plan 2020, and Jim’s vast knowledge of the precision scheduled railroading model brings significant experience and expertise that will enhance the work already underway.”

During Vena’s tenure as executive vice president and chief operating officer, Canadian National generated the North American rail industry’s best operating ratio and achieved the best safety incident ratio in the company’s history. Vena started his railroad career as a brakeman and held progressively increasing responsibilities in Canadian National’s operations as well as marketing and sales groups, including leading all of CN’s operating regions.

Tom Lischer, Union Pacific’s executive vice president - Operations, and Lynden Tennison, executive vice president and chief strategy officer, will report to Vena.

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About Union Pacific

Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America's most recognized companies, Union Pacific Railroad connects 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. From 2008-2017, Union Pacific invested approximately $34 billion in its network and operations to support America's transportation infrastructure. The railroad's diversified business mix includes Agricultural Products, Energy, Industrial and Premium. Union Pacific serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada's rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

Union Pacific Media contact: Raquel Espinoza at 402-544-5034 or respinoza@up.com

Union Pacific Investor contact: Mike Miller at 402-544-4227 or mvmiller@up.com

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